                                                                    EXHIBIT 4.2A


                                  Altiris, Inc.

                            INVESTOR RIGHTS AGREEMENT


                                 March 30, 2001

                                  Altiris, Inc.

                            INVESTOR RIGHTS AGREEMENT

     THIS INVESTOR RIGHTS AGREEMENT (this "Agreement") is made and entered into
                                           ---------
as of March 30, 2001, by and among Altiris, Inc., a Utah corporation (the "Company"), and the stockholders of the Company set forth on Exhibit A hereto
 -------                                                     ----------
(each, a "Stockholder" and collectively, the "Stockholders"). At the date this
          -----------                         ------------
Agreement is first executed, Compaq Computer Corporation, a Texas corporation, is the sole Stockholder. However, as the Company anticipates additional persons becoming a party hereto, the Agreement has been drafted to contemplate more than one Stockholder and, accordingly, uses the plural "Stockholders" where appropriate.

     WHEREAS, the Stockholders own capital stock of the Company as set forth on Exhibit A hereto (the "Restricted Securities"), and the Company desires to
---------              ---------------------
establish certain rights and obligations of the Stockholders in their capacity as such, all on the terms and subject to the conditions set forth herein; and

     WHEREAS, each of the Stockholders has agreed to accept certain rights and obligations in respect of their holdings of capital stock of the Company, all on the terms and subject to the conditions set forth herein.

     NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements and covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and accepted, the parties hereto hereby agree as follows:

     1.   Transfer Restrictions.
          ---------------------

          1.1  Certificate Legends; Stock Transfer Instructions.
               ------------------------------------------------

               (a)  Restrictions on Transferability. The Restricted Securities
                    -------------------------------
shall not be sold, assigned, transferred or pledged except upon the conditions specified in this Section 1.1, which conditions are intended to ensure
                  -----------
compliance with the provisions of the Securities Act of 1933, as amended (including any successor statute thereto, the "Securities Act"). The
                                               --------------
Stockholders will cause any proposed purchaser, assignee, transferee, or pledgee of the Restricted Securities held by the Stockholders to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Section 1.1.
     -----------

               (b)  Restrictive Legends. Each certificate representing the
                    -------------------
Restricted Securities shall (unless otherwise permitted by the provisions of
Section 1.1(c) below) be stamped or otherwise imprinted with legends in the
--------------
following form (in addition to any legend required under applicable state or international securities laws):

     THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THESE SECURITIES MAY NOT BE
                            --------------
     SOLD OR TRANSFERRED UNLESS THERE IS (A) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT COVERING SUCH SECURITIES, OR (B) A VALID EXEMPTION THEREFROM AND THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT.

    THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS OF AN INVESTOR RIGHTS AGREEMENT DATED AS OF MARCH 30, 2001, INCLUDING A RIGHT OF FIRST REFUSAL IN FAVOR OF THE COMPANY. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SHARES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY.

          The Stockholders consent to the Company making a notation on its records and giving instructions to any transfer agent of the Restricted Securities in order to implement the restrictions on transfer established in this Section 1.
     ---------

               (c)  Notice of Proposed Transfers. The holder of each certificate
                    ----------------------------
representing Restricted Securities by acceptance thereof agrees to comply in all respects with the provisions of this Section 1.1(c). Prior to any proposed sale,
                                     --------------
assignment, transfer or pledge of any Restricted Securities (other than (i) a transfer not involving a change in beneficial ownership, or (ii) in transactions involving the distribution without consideration of Restricted Securities by any Stockholder to any of its partners or other equity owners, or retired partners or other equity owners, or to the estate of any of its partners or other equity owners or retired partners or other equity owners, or (iii) transfers in compliance with Rule 144(k), so long as the Company is furnished with satisfactory evidence of compliance with such Rule), unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer, sale, assignment or pledge. Each such notice shall describe the manner and circumstances of the proposed transfer, sale, assignment or pledge in reasonable detail, and shall be accompanied, at such holder's expense, by either (i) a written opinion of legal counsel who shall be, and whose legal opinion shall be, reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transfer of the Restricted Securities may be effected without registration under the Securities Act, or (ii) a "no action" letter from the Securities and Exchange Commission (the "SEC") to the effect that the transfer of such securities without
      ---
registration will not result in a recommendation by the staff of the SEC that action be taken with respect thereto, whereupon the holder of such Restricted Securities shall be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the holder to the Company. Notwithstanding anything in this Section 1.1(c) to the contrary, any proposed
                                 --------------
sale, assignment, transfer or pledge of any Restricted Securities by any Stockholder to a controlled affiliate shall be subject to the written notice requirement described in this Section 1.1(c) but shall not be subject to the
                              --------------
legal opinion/"no action" letter requirement of this Section 1.1(c). Each
                                                     --------------
certificate evidencing the Restricted Securities transferred as above provided shall bear the appropriate restrictive legends set forth in Section 1.1(b)
                                                            --------------
above, except that such certificate shall not bear the legend referring to the Securities Act if in the opinion of counsel for such holder and in the reasonable opinion of the Company such legend is not required in order to establish compliance with any provision of the Securities Act or Section 1.2(b)
                                                                 --------------
hereof, as applicable.

               (d)  Removal of Restrictions on Transfer of Securities. The first
                    -------------------------------------------------
legend referred to in Section 1.1(b) hereof stamped on a certificate evidencing
                      --------------
the Restricted Securities, and the stock transfer instructions and record notations with respect to such Restricted Securities, shall be removed and the Company shall issue a certificate without such legend to the holder of such Restricted Securities if such security is registered under the Securities Act, or if such holder provides the Company with an opinion of counsel (which may be counsel for the Company) reasonably acceptable to the Company to the effect that a public sale or transfer of such security may be made without registration under the Securities Act or such holder provides the Company with reasonable assurances, which may, at the option of the Company, include an opinion of counsel satisfactory to the Company, that such security can be sold pursuant to section (k) of Rule 144 under the Securities Act.

          1.2  Right of First Refusal.
               ----------------------

               (a)  Transfer notice. If at any time any Stockholder proposes to
                    ---------------
transfer shares of the Company's Common Stock or Preferred Stock (as defined in
Section 2.1(c)) to one or more third parties, whether or not identified at such
--------------
time (a "Transfer"), then such Stockholder shall give the Company written notice
         --------
of such Stockholder's intention to make or attempt to make, as the case may be, the Transfer (the "Transfer Notice"), which Transfer Notice shall include (i) a
                   ---------------
description of the shares of Company Common Stock or Preferred Stock to be transferred (the "Offered Shares"), (ii) the identity of the prospective
                  --------------
transferee(s) (if known), (iii) the amount and type of consideration, (iv) the number of shares being offered under the proposed Transfer, and (v) the material payment terms upon which the proposed Transfer is to be made. The Stockholder, at such Stockholder's sole discretion, can satisfy its obligation to deliver the Transfer Notice to the Company either before or after approaching a third party.

               (b)  Company Right of First Refusal. Within thirty (30) days
                    ------------------------------
after receipt of the Transfer Notice, the Company or its assignee may elect to purchase all (but not less than all) of the Offered Shares at the price per share specified in the Transfer Notice (the "Company Right of First Refusal") by
                                             ------------------------------
notifying the selling Stockholder in writing before the expiration of such thirty (30) day period as to whether it wishes to purchase all (but not less than all) of the Offered Shares. If the Company gives the selling Stockholder notice that it desires to purchase all (but not less than all) of the Offered Shares, then payment for such Offered Shares shall be by check or wire transfer, against delivery of such Offered Shares to be purchased at a place agreed upon between the Company and the selling Stockholder and at the time of the scheduled closing therefor, which shall be no later than forty-five (45) days after the Company's receipt of the Transfer Notice, unless the Transfer Notice contemplated a later closing with the prospective third party transferee(s).

               (c)  Non-Exercise of Company Right of First Refusal. If the
                    ----------------------------------------------
Company declines to exercise the Company Right of First Refusal, the selling Stockholder shall be prohibited from selling the Offered Shares to a third party on terms more favorable to such third party than those set forth in the Transfer Notice (the "New Terms") without first re-commencing the process described in
             ---------
Section 1.2(a) and Section 1.2(b) and allowing the Company the opportunity to
--------------     --------------
exercise the Company Right of First Refusal set forth therein on the New Terms.

               (d)  Non-applicability to Transfers to Controlled Affiliates. The
                    -------------------------------------------------------
Company Right of First Refusal shall not be applicable to any transfers between a Stockholder and a controlled affiliate of such Stockholder, provided that such affiliate executes a counterpart to this Agreement

     2.   Registration Rights.
          -------------------

          2.1  Certain Definitions. For all purposes of and under this
               -------------------
Agreement, the following terms shall have the following respective meanings:

               (a)  "register," "registered" and "registration" refer to (i) the
                     --------    ----------       ------------
registration of an offering and sale of securities effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement by the SEC, (ii) the qualification or compliance of such offering and sale of securities under applicable state "blue sky" securities laws, and (iii) the filing of all necessary amendments or undertakings in connection therewith.

               (b)  "Registration Rights Holder" means a holder of Registrable
                     --------------------------
Securities, as set forth on Exhibit B hereto.
                            ---------

               (c)  "Registrable Securities" means (i) any and all shares of
                     ----------------------
Common Stock, no par value, of the Company ("Company Common Stock") set forth on
                                             --------------------
Exhibit B hereto opposite the name of each respective Registration Rights Holder
---------
set forth thereon, (ii) any and all shares of Company Common Stock issued or issuable upon the conversion or exchange of the shares of Preferred Stock, no par value, of the Company ("Company Preferred Stock") set forth on Exhibit B
                            -----------------------                ---------
hereto opposite the name of each respective Registration Rights Holder set forth thereon, (iii) any and all shares of capital stock of the Company issued or issuable in respect of any Registrable Securities as a result of a stock split, dividend or other combination or consolidation of capital stock of the Company, or (iv) any and all shares of capital stock of the Company issued or issuable in respect of any Registrable Securities in connection with a merger, consolidation, recapitalization, reorganization or similar transaction involving the Company; provided, however, that notwithstanding the foregoing, any such Registrable Securities shall cease to constitute Registrable Securities for any and all purposes hereunder in the event that (A) such Registrable Securities are sold to the public in connection with a registered public offering of capital stock of the Company, (B) such Registrable Securities are converted into or otherwise exchanged for securities that have been registered in connection with a transaction to which Rule 145 under the Securities Act applies, (C) such Registrable Securities are sold or otherwise transferred or are otherwise transferrable to a third party pursuant to the safe harbor provisions of Rule 144(k) under the Securities Act, or (D) such Registrable Securities are sold or otherwise transferred to a third party without compliance with, or in contravention of, the terms and conditions of Section 1 hereof.
                                              ---------

          2.2  Company Registration.
               --------------------

               (a)  Registration. If at any time or times between the date
                    ------------
hereof and the third (3/rd/) anniversary of an initial public offering (an "IPO") of Company Common Stockthe Company proposes to file a registration
 ---
statement under the Securities Act with respect to an offering of any shares of its capital stock (whether in connection with a public offering of securities by the Company, a public offering of securities by stockholders of the Company, or both) (other than a registration statement (i) on Form S-1, S-2, S-3 or S-8 (or any successor forms thereto) for the purpose of registering securities in connection with any employee stock option or purchase plans, or other employee or director welfare, benefit or compensation plans, (ii) on Form S-4 (or any successor form thereto) for the purpose of registering any securities of the Company in connection with any transaction to which Rule 145 under the Securities Act applies, or (iii) for the purpose of a rights offering or a dividend reinvestment and share purchase plan offered exclusively to existing holders of shares of capital stock of the Company) (each, a "Piggyback
                                                             ---------
Registration Statement"), the Company shall give to each of the Registration
----------------------
Rights Holders written notice of such proposed filing at least thirty (30) days before filing. The notice referred to in the preceding sentence shall offer Registration Rights Holders the opportunity to register such amount of Registrable Securities as each such holder may request (each, a "Piggyback
                                                                 ---------
Registration"). Subject to the provisions of Section 2.2(b) hereof, the Company
------------                                 --------------
shall include in such Piggyback Registration all Registrable Securities requested to be included in the registration for which the Company has received written requests for inclusion therein within thirty (30) calendar days after the notice referred to above has been given by the Company to the holders of Registrable Securities; provided, however, that nothing contained herein shall prevent the Company from, at any time, abandoning or delaying any such registration initiated by the Company. Registration Rights Holders shall be permitted to withdraw all or part of the Registrable Securities theretofore requested to be included in a Piggyback Registration Statement from the related Piggyback Registration at any time prior to the effective date of such Piggyback Registration Statement.

                                       -4

               (b)  Underwriting. If a Piggyback Registration is an underwritten
                    ------------
offering, the Company shall not be required to include any Registrable Securities in such underwriting unless the holders thereof accept the terms of the underwriting agreement as reasonably agreed upon between the Company and the underwriter or underwriters selected by the Company. If a Piggyback Registration is an underwritten registration on behalf of the Company and the managing underwriter or underwriters advise the Company that it is their good faith judgment that the total number of shares which the Company and Registration Rights Holders intend to include in such offering is such as to materially and adversely affect the success of such offering or to reduce the number of shares to be offered by the Company, the Company will include in such registration, in the following priority: (i) first, all securities the Company proposes to offer and sell in connection with such public offering, and (ii) second, up to the full number of applicable Registrable Securities requested to be included in such registration which, in the good faith judgment of such managing underwriter or underwriters for such public offering, can be sold without adversely affecting the price range or probability of success of such public offering, which shall be allocated among the holders of Registrable Securities requesting registration and all other stockholders of the Company requesting registration
(x) first, on a pro rata basis based upon their ownership of Registrable Securities and other securities of the Company, to the holders of Registrable Securities and to such other stockholders of the Company requesting registration who have been granted registration rights that are pari passu with the rights granted to the Registration Rights Holders hereunder, up to the total number of Registrable Securities requested to be included in such Piggyback Registration by such Registration Rights Holders and other stockholders of the Company, and
(y) second, to the extent that additional shares may be included in such Piggyback Registration and only after all Registrable Securities requested by the holders thereof to be included in the Piggyback Registration have been included, on a pro rata basis, to all other stockholders of the Company requesting registration who have been granted rights that are subordinate to the rights granted to the Registration Rights Holders hereunder; provided, however, that the number of Registrable Securities included in such public offering subsequent to an IPO shall in no event be less than twenty percent (20%) of the aggregate number of shares of capital stock to be registered, unless the aggregate number of Registrable Securities that the holders thereof requested in writing to included be in such public offering is less than twenty percent (20%) of the aggregate number of shares of capital stock to be so registered by the Company.

          2.3  Suspension of Registration Statements.
               -------------------------------------

               (a) The Company shall promptly use its commercially reasonable efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement, and if one is issued, the Company shall use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible time.

               (b) The Company shall promptly notify each Registration Rights Holder requesting registration of Registrable Securities of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement relating to the registration of such Registrable Securities or the initiation of any proceedings for that purpose.

               (c) Notwithstanding anything to the contrary set forth herein, the Company's obligation under this Section 2 shall be suspended if the Company
                                    ---------
shall furnish to the Registration Rights Holders a certificate signed by its President stating that in the good faith judgment of the Board of Directors of the Company it would be seriously detrimental to the Company or its stockholders for a Registration Statement to be filed at such time; provided, however, that the number of days that such suspension shall be in effect shall not exceed ninety (90) calendar days during any twelve (12) month period. If the Company shall furnish to such Registration Rights Holders a certificate signed by its President stating that, upon advice of legal counsel, it would be seriously detrimental to the Company or its stockholders for such Registration Rights Holders to effect any sales of Registrable Securities pursuant to an effective Registration Statement, such Registration Rights Holders shall suspend such sales of Registrable Securities for a reasonable period not to exceed thirty (30) calendar days to permit the Company to update such effective Registration Statement or the related prospectus.

                (d) Notwithstanding anything to the contrary set forth herein, the Company's obligation under this Section 2 shall be suspended in the event
                                    ---------
and throughout any period during which the Company is proceeding with an underwritten public offering of its securities if the Company is advised by the underwriters for such public offering that the sale of Registrable Securities under a Registration Statement would have a material adverse effect on or otherwise interfere with such public offering; provided, however, that such suspension shall cease as soon as is reasonably practical but in no event later than ninety (90) calendar days after the effectiveness of the registration statement covering such public offering.

         2.4    Qualification for Listing. The Company shall file any necessary
                -------------------------
listing applications or amendments to the existing applications to cause any Registrable Securities registered under a Registration Statement to be then listed or quoted on the primary United States exchange or quotation system on which the shares of the Company are then listed or quoted, or in the case of an IPO, such exchange or quotation system as the Company may reasonably determine, within the time necessary to allow the Registrable Securities registered under a Registration Statement to be traded on such primary exchange or quotation system as of the effective date of such Registration Statement.

         2.5    Registration Procedures.
                -----------------------

                (a) The Company shall notify each Registration Rights Holder with shares included therein of the effectiveness of any Registration Statement and shall furnish to each such Registration Rights Holder such number of copies of such Registration Statement (including any amendments, supplements and exhibits), the prospectus contained therein (including each preliminary prospectus), any documents incorporated by reference in a Registration Statement and such other documents as such Registration Rights Holder may reasonably request in order to facilitate its sale of the Registrable Securities included therein in the manner described in the relevant Registration Statement.

                (b) The Company shall prepare and file with the SEC from time to time such amendments and supplements to the Registration Statement and prospectus used in connection therewith as may be necessary to keep the Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all the Registrable Securities until the earlier of (i) such time as all of the Registrable Securities have been issued or disposed of in accordance with the intended methods of disposition by the holders of Registrable Securities as set forth in the Registration Statement or (ii) one hundred and eighty (180) calendar days after the effective date thereof. Upon ten (10) business days' written notice, the Company shall use its commercially reasonable efforts to file, and the Registration Rights Holders shall cooperate fully therewith, any supplement or post-effective amendment to the Registration Statement with respect to the interests of the Registration Rights Holders or plan of distribution of Registrable Securities that is reasonably necessary to permit the sale of Registrable Securities pursuant to the Registration Statement.

                (c) The Company shall notify each Registration Rights Holder covered by a Registration Statement (i) when any prospectus supplement or post-effective amendment has been filed, and, with respect to any post-effective amendment, when the same has become effective, (ii) of any request by the SEC for amendments or supplements to such Registration Statement or to amend or to supplement such prospectus or for additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or the initiation of any proceeding for that purpose, and (iv) of the suspension of the qualification of such securities for offering or sale in any jurisdiction, or the institution of any proceeding for any of such purposes.

                (d) The Company shall permit any Registration Rights Holder which holder, in the sole and exclusive good faith judgment of such holder, might be deemed to be a controlling person of the Company, to participate in good faith in the preparation of a registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included therein and which are reasonably acceptable to the Company.

                (e) The Company shall make generally available to the Registration Rights Holders an earnings statement satisfying the provisions of
Section 11(a) of the Securities Act no later than forty five (45) calendar days after the end of the 12-month period beginning with the first (1st) day of the Company's first fiscal quarter commencing after the effective date of a Registration Statement, which earnings statement shall cover said 12-month period, and which requirement will be deemed to be satisfied if the Company timely files complete and accurate information on Forms 10-Q, 10-K and 8-K under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and
                                                      ------------
otherwise complies with Rule 158 under the Securities Act.

                (f) The Company shall, as promptly as practicable after filing with the SEC of any document which is incorporated by reference into a Registration Statement (in the form in which it was incorporated), deliver a copy of each such document to each of the Registration Rights Holders whose shares are included in such Registration Statement.

                (g) The Company shall cooperate with the Registration Rights Holders whose shares are included in such Registration Statement and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (which shall not bear the restrictive legend referring to the Securities Act described in Section 1.1(b)) representing
                                                    --------------
securities sold under a Registration Statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or such Registration Rights Holders may request and keep available and make available to the Company's transfer agent prior to the effectiveness of such Registration Statement a supply of such certificates.

                (h) The Company shall promptly make available to each Registration Rights Holder, any underwriter participating in any disposition pursuant to a Registration Statement, and any attorney, accountant or other agent or representative retained by any such Registration Rights Holder and underwriter, all financial and other records, pertinent corporate documents and properties of the Company, as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information requested by any such person in connection with such Registration Statement.

                (i) The Company shall cooperate with each Registration Rights Holder and each underwriter participating in the disposition of Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. in connection therewith.

                (j) The Company shall, during the period when a prospectus is required to be delivered under the Securities Act, promptly file all documents required to be filed with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act.

                (k) Subject to the conditions set forth in this Agreement, the Company shall, promptly upon the filing of a Registration Statement including Registrable Securities, file such documents as may be necessary to register or qualify the Registrable Securities under the securities or "Blue Sky" laws of such states as any Registration Rights Holder requesting registration may reasonably request, and the Company shall use its commercially reasonable efforts to cause such filings to become qualified; provided, however, that the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any such state in which it is not then qualified or to file any general consent to service of process in any such state. Once qualified, the Company shall use its commercially reasonable efforts to keep such filings qualified until the earlier of (i) such time as all of the Registrable Securities have been disposed of in accordance with the intended methods of disposition by the Registration Rights Holder as set forth in the Registration Statement, (ii) in the case of a particular state, a Registration Rights Holder has notified the Company that it no longer requires qualified filing in such state in accordance with its original request for filing or (iii) the date on which the Registration Statement ceases to be effective with the SEC. The Company shall promptly notify each Registration Rights Holder requesting registration of, and confirm in writing, the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale under the securities or "Blue Sky" laws of any jurisdiction or the initiation or threat of any proceeding for such purpose.

                (l) The Company shall immediately notify each Registration Rights Holder and each underwriter under a Registration Statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly prepare and furnish to such Registration Rights Holders a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statements of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

         2.6    Certain Covenants of Registration Rights Holders. Each of the
                ------------------------------------------------
Registration Rights Holders hereby agrees (a) to cooperate with the Company and to furnish within ten (10) calendar days to the Company all such information in connection with the preparation of any Registration Statement and any filings with any state securities commissions as the Company may reasonably request, (b) to the extent required by the Securities Act, to deliver or cause delivery of the prospectus contained in any Registration Statement to any purchaser of the Registrable Securities covered by such Registration Statement from the Registration Rights Holder, and (c) to notify the Company of any sale of Registrable Securities by such Registration Rights Holder at least one (1) business day prior to such sale to ensure that no event has occurred or is continuing that would entitle to Company to prohibit such sales pursuant to
Section 2.3 hereof. The obligations of the Registration Rights Holders under
-----------
this Section 2.6 shall survive the completion of any offering of Registrable
     -----------
Securities pursuant to a Registration Statement filed pursuant to this Agreement or otherwise and shall survive the termination of this Agreement.

         2.7    Expenses of Registration. The Company shall bear all expenses
                ------------------------
incurred by the Company in connection with the registration of Registrable Securities pursuant to this Agreement, including, without limitation, all printing, legal, and accounting expenses incurred by the Company and all registration and filing fees imposed by the SEC, any state securities commission or The Nasdaq Stock Market, Inc. or, if the Company Common Stock is not then listed on any trading market of The Nasdaq Stock Market, Inc., the principal national securities exchange or national market system on which the Company Common Stock is then traded or quoted. Notwithstanding the foregoing, the Registration Rights Holders shall be responsible for any brokerage or underwriting fees, discounts or commissions, and taxes of any kind (including, without limitation, transfer taxes) imposed or assessed in connection with any disposition, sale or other transfer of Registrable Securities and for any legalaccounting and other expenses incurred by any of the Registration Rights Holders in connection with any such registration of Registrable Securities, except that the Company shall pay the reasonable fees and expenses of one legal counsel representing the Stockholders as a group, up to a maximum of $10,000 for each separate registration of Registrable Securities.

         2.8    Indemnification.
                ---------------

                (a)   By the Company. The Company shall indemnify each
                      --------------
Registration Rights Holder with respect to which registration of Registrable Securities has been effected pursuant to this Agreement for and on behalf of such Registration Rights Holder, each of its officers, directors and partners, each person controlling such Registration Rights Holders within the meaning of the Securities Act, each underwriter of public offerings effected pursuant to this Agreement, if any, and each person who controls any such underwriter within the meaning of the Securities Act, against all claims, losses, expenses, damages and liabilities (or actions in respect thereto), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, or any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state "blue sky" securities law applicable to the Company or any rule or regulation promulgated under the Securities Act, the Exchange Act or any such state law in connection with any such registration. The Company shall reimburse each such Registration Rights Holder, each of its officers, directors and partners, and each person controlling such Registration Rights Holder, each such underwriter and each person who controls any such underwriter, within a reasonable amount of time after such expense is incurred for any reasonable legal and any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 2.8(a) shall not apply to amounts paid in
                            --------------
settlement of any such claim, loss, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld); and provided further, however, that the Company shall not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon written information furnished to the Company expressly for use in connection with such registration by any such Registration Rights Holder, officer, director, partner, underwriter or controlling person. The obligations of the Company under this Section 2.8(a) shall survive the completion of any
                          --------------
offering of Registrable Securities pursuant to a Registration Statement under this Agreement and shall survive the termination of this Agreement.

                (b)   By the Registration Rights Holders. Each Registration
                      ----------------------------------
Rights Holder shall indemnify the Company in respect of any registration of Registrable Securities for and on behalf of such Registration Rights Holder, each of its directors and officers, each underwriter, if any, of the Company's securities to which such registration relates, each person who controls the Company within the meaning of the Securities Act, and each other Registration Rights Holder participating in such registration, each of its officers, directors and partners and each person controlling such Registration Rights Holder, against all claims, losses, expenses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document relating to such registration, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse the Company, and such Registration Rights Holders, directors, officers, partners, persons and underwriters for any reasonable legal or any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Registration Rights Holder specifically for use therein; provided, however, that (i) the indemnity agreement contained in this Section
                                                                      -------
2.8(b) shall not apply to amounts paid in settlement of any such claim, loss,
------
damage, liability or action if such settlement is effected without the consent of such Registration Rights Holder (which consent shall not be unreasonably withheld) and (ii) that the total amount for which any Registration Rights Holder shall be liable under this Section 2.8(b) shall not in any event exceed
                                  --------------
the aggregate proceeds received by such Registration Rights Holder from the sale of Registrable Securities held by such Registration Rights Holder in connection with such registration. The obligations of each Registration Rights Holder under this Section 2.8(b) shall survive the completion of any offering of Registrable Securities pursuant to a Registration Statement under this Agreement and shall survive the termination of this Agreement.

                (c)   Indemnification Procedures. Each party entitled to
                      --------------------------
indemnification pursuant to this Section 2.8 (the "Indemnified Party") shall
                                 -----------       -----------------
give notice to the party required to provide indemnification (the "Indemnifying
                                                                   ------------
Party") promptly after such Indemnified Party has actual knowledge of any claim
-----
as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, however, that counsel for the Indemnifying Party proposed to conduct the defense of such claim or litigation shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such Indemnified Party's sole cost and expense; and provided further, however, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations hereunder, unless (and only to the extent that) such failure results in material prejudice to the Indemnifying Party; and provided further, however, that an Indemnified Party (together with all other Indemnified Parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses of such counsel to be paid by the Indemnifying Party, if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by counsel for the Indemnifying Party in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to all Indemnified Parties of a release from all liability in respect to such claim or litigation.

                (d)   Subrogation. If the indemnification provided for in this
                      -----------
Section 2.8 is held by a court of competent jurisdiction to be unavailable to an
-----------
Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute (to the extent permitted by applicable law) to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party, on the one hand, and of the Indemnified Party, on the other, in connection with the statement or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable consideration. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. The Company and the Registration Rights Holders agree that it would not be just and equitable if contribution pursuant to this Section 2.8(d) were
                              --------------
determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. No indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party who was not guilty of such fraudulent misrepresentation. Notwithstanding anything to the contrary set forth herein, the total amount for which any Registration Rights Holder shall be liable under this Section 2.8(d) shall not in any event exceed the aggregate proceeds received by such Registration Rights Holder from the sale of Registrable Securities held by such Registration Rights Holder in connection with such registration.

         2.9    Rule 144 Reporting. With a view to making available to
                ------------------
Registration Rights Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees at all times to: (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act ("Rule 144"), from and after ninety (90) calendar
                               --------
days after the effective date of the registration for the first public offering of the Company; (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after the Company has become subject to such reporting requirements); and (c) so long as any Registration Rights Holder owns any Registrable Securities, to furnish to such Registration Rights Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after ninety (90) calendar days after the effective date of the registration statement filed by the Company for the first public offering) and the Securities Act and Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents filed with the SEC by the Company as the Registration Rights Holder may reasonably request in complying with any rule or regulation of the SEC allowing the Registration Rights Holder to sell any such securities without registration.

         2.10   Transfer of Registration Rights. Each Registration Rights
                -------------------------------
Holder's rights under this Section 2 may be assigned to a transferee or assignee
                           ---------
who receives at least twenty-five percent (25%) of the Registrable Securities originally purchased by or issued to such Registration Rights Holder (as adjusted for stock dividends, stock split, recapitalizations and the like); provided, however, that the Company is given written notice by such Registration Rights Holders at the time of or within a reasonable time after said transfer, stating the name and address of said transferee or assignee and identifying the securities with respect to which such rights are being assigned; and provided further, however, that such permitted transferee or assignee executes a counterpart to this Agreement. Notwithstanding any provision of this Section
                                                                     -------
2.10, such rights may be assigned by a Registration Rights Holder to a limited
----
partner, general partner or other affiliate of a Registration Rights Holder at any time and without regard to any minimum number of shares transferred requirement.

         2.11   "Market Stand-Off" Agreement. Each Registration Rights Holder
                ----------------------------
hereby agrees that, during the period of duration (not to exceed one hundred and eighty (180) calendar days in the case of an IPO and ninety (90) calendar days in the case of any subsequent public offering) specified by the Company and an underwriter of Company Common Stock or other securities of the Company, following the effective date of any registration statement of the Company filed under the Securities Act, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except common stock included in such registration. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each holder thereof (and the shares of securities of every other person subject to the foregoing restriction) until the end of such period.

     3.  Information Rights. For so long as any Stockholder (together with its
         ------------------
affiliates) set forth on Exhibit C hereto (each, an "Information Rights Holder
                         ---------                   -------------------------
and collectively, the "Information Rights Holders") shall continuously from the
                       --------------------------
date of this Agreement own at least 200,000 shares of Company Common Stock (calculated on a fully diluted basis assuming the conversion, exercise or exchange of all securities that are convertible into, or exercisable or exchangeable for, shares of Company Common Stock), the Company shall deliver to each such Information Rights Holder:

         (a) within ninety (90) calendar days after the end of each fiscal year of the Company, an audited balance sheet of the Company as at the end of such year and audited statements of income and of cash flows of the Company for such year, setting forth in each case in comparative form the corresponding figures of the previous annual audit, certified by certified public accountants of established national reputation selected by the Company, and prepared in accordance with generally accepted accounting principles ("GAAP");
                                                           ----

         (b) within forty five (45) calendar days after the end of each fiscal quarter of the Company (other than the fourth quarter), an unaudited balance sheet of the Company as at the end of such quarter, and unaudited statements of income and of cash flows of the Company for such fiscal quarter and for the current fiscal year to the end of such fiscal quarter, prepared in accordance with GAAP, except for the absence of footnotes normally contained therein and subject to normal year-end audit adjustments which in the aggregate will not be material;

         (c) within thirty (30) calendar days after the end of each month (other than the last month of any fiscal quarter), an unaudited balance sheet of the Company as at the end of such month and unaudited statements of income and of cash flows of the Company for such month and for the current fiscal year to the end of such month, setting forth in comparative form the Company's projected financial statements for the corresponding periods for the current fiscal year, prepared in accordance with GAAP, except for the absence of footnotes normally contained therein and subject to normal year-end audit adjustments which in the aggregate will not be material;

         (d) as soon as available, but in any event at least forty five (45) calendar days prior to the commencement of each new fiscal year, a business plan, budget and projected financial statements for such fiscal year; and

         (e) such other notices, information and data with respect to the Company as the Company generally delivers to the holders of its capital stock at the same time it delivers such items to such holder.

     4.  Board Observer Rights.
         ---------------------

         4.1   Right to a Board Representative. For so long as any Stockholder
               -------------------------------
(together with its affiliates) set forth on Exhibit D hereto (each, a "Board
                                            ---------                  -----
Observer Rights Holder" and collectively, the "Board Observer Rights Holders")
----------------------                         -----------------------------
shall continuously from the date of this Agreement own at least 200,000 shares of Company Common Stock (calculated on a fully diluted basis assuming the conversion, exercise or exchange of all securities that are convertible into, or exercisable or exchangeable for, shares of Company Common Stock), such Board Observer Rights Holder shall be entitled to designate one (1) representative (each, a "Board Representative") to attend all meetings (including telephonic
          --------------------
meetings) of the Board of Directors of the Company and any committee thereof. The Company shall give each Board Representative written notice of each meeting of the Board of Directors of the Company and any committee thereof at the same time and in the same manner as notice is given to the directors of the Company. Each such Board Representative shall also be provided with all written materials and other information (including minutes of meetings) given to directors of the Company in connection with such meetings at the same time as such materials and information are given to the directors of the Company. In the event that the Board of Directors of the Company or any committee thereof proposes to take any action by written consent in lieu of a meeting, the Company shall give written notice thereof to each of the Board Representatives promptly following the effective date of such consent describing the nature and substance of such action.

         4.2   Limitation on Board Observer Rights. Notwithstanding anything to
               -----------------------------------
the contrary set forth herein, the Company shall be entitled to exclude any of the Board Representatives from all or any portion of any meetings of the Board of Directors of the Company, and/or to withhold from any of the Board Representatives any notices, minutes, consents or other materials ("Materials")
                                                                    ---------
provided to the directors of the Company, if the Board of Directors of the Company reasonably concludes, based upon advice of legal counsel, that such exclusion and/or withholding is reasonably necessary to preserve an attorney-client privilege of the Company; provided, however, that should any Board Representative be excluded from a meeting of the Board of Directors for such reason, then all other Board Representatives must also be excluded from such meeting to the same extent as the originally excluded Board Representative. In addition, to the extent that portions of the meeting or the Materials include any competitively sensitive information (the "Information"), then to the extent
                                              -----------
(in the reasonable judgment of the Board of Directors) that the Company would be adversely affected by allowing a Board Representative to receive the Information or be present at the meeting while the Information is being discussed, the Board of Directors shall be authorized to redact the Materials or exclude the Board Representative from the meeting to the extent necessary to protect the Information. The Board of Directors may require a Board Representative to sign a non-disclosure agreement as a condition to such Board Representative being allowed to attend a meeting or receive Materials, so long as all other Board Representatives are also required to sign such non-disclosure agreement as a condition to attending the meeting or receiving the Materials.

    5.   Miscellaneous.
         -------------

         5.1   Governing Law. This Agreement and the rights and obligations of
               -------------
the parties hereunder shall be construed in accordance with and governed by the internal laws of the State of Utah, without giving effect to the conflict of law principles thereof.

         5.2   Termination of Certain Rights. All rights and obligations of the
               -----------------------------
Company and the Stockholders under this Agreement (other than those rights and obligations under Section 2) shall terminate upon a change of control of the
                  ---------
Company. A change of control shall have occurred upon a merger, consolidation, business combination, or other transaction in which an unaffiliated third party acquires a majority of the Company's Common Stock or a transaction in which the Company sells all or substantially all of its assets to an unaffiliated third party. Additionally, all rights and obligations under this Agreement (other than those rights and obligations under Section 1.1 and Section 2) shall terminate
                                   -----------     ---------
upon the completion of an IPO.

         5.3   Amendment; Waiver.
               -----------------

               (a)   Any provision set forth in Section 1 of this Agreement may
                                                ---------
be amended, waived or modified upon the written consent of the (i) Company and
(ii) holders of a majority of the shares of Company Common Stock then held by the Stockholders (calculated on a fully diluted basis, assuming the conversion, exercise or exchange of all securities of the Company that are convertible into, or exercisable or exchangeable for, shares of Company Common Stock); provided, however, that any such amendment, waiver or modification applies by its terms to each Stockholder.

               (b)   Any provision set forth in Section 2 of this Agreement may
                                                ---------
be amended, waived or modified upon the written consent of the (i) Company and
(ii) holders of a majority of the Registrable Securities (calculated on a fully diluted basis, assuming the conversion, exercise or exchange of all securities of the Company that are convertible into, or exercisable or exchangeable for, shares of Company Common Stock); provided, however, that any such amendment, waiver or modification applies by its terms to each Registration Rights Holder.

               (c)   Any provision set forth in Section 3 of this Agreement may
                                                ---------
be amended, waived or modified upon the written consent of the (i) Company and
(ii) holders of a majority of the shares of Company Common Stock held by the Information Rights Holders (calculated on a fully diluted basis, assuming the conversion, exercise or exchange of all securities of the Company that are convertible into, or exercisable or exchangeable for, shares of Company Common Stock); provided, however, that any such amendment, waiver or modification applies by its terms to each Information Rights Holder.

               (d)   Any provision set forth in Section 4 of this Agreement may
                                                ---------
be amended, waived or modified upon the written consent of the (i) Company and
(ii) holders of a majority of the shares of Company Common Stock held by the Board Observer Rights Holders (calculated on a fully diluted basis, assuming the conversion, exercise or exchange of all securities of the Company that are convertible into, or exercisable or exchangeable for, shares of Company Common Stock); provided, however, that any such amendment, waiver or modification applies by its terms to each Board Observer Rights Holder.

               (e) Any Stockholder may waive any of his, her or its rights or the Company's obligations hereunder without obtaining the consent of any other Stockholder.

         5.4   Successors and Assigns. Except as otherwise expressly provided
               ----------------------
herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

         5.5   Entire Agreement. This Agreement constitutes the full and entire
               ----------------
understanding and agreement between the parties with regard to the subjects hereof, and this Agreement shall supersede and cancel all prior agreements between the parties hereto with respect to the subject matter hereof.

         5.6   Notices, etc. All notices and other communications required or
               ------------
permitted hereunder shall be in writing and shall be effective upon personal delivery, delivery to a reputable overnight courier, machine confirmed facsimile transmittal or mailing by certified or registered mail, postage prepaid and return receipt requested, addressed (a) if to any Holder at such Holder's address as set forth in the Company's records, or at such other address as such Holder shall have furnished to the Company in writing, or (b) if to the Company, at Altiris, Inc., 387 South 520 West, Lindon, Utah 84042, Attn: Secretary, or at such other address as the Company shall have furnished to the Holders in writing.

         5.7   Severability. In case any provision of this Agreement shall be
               ------------
invalid, illegal, or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

         5.8   Titles and Subtitles. The titles of the sections and Sections of
               --------------------
this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

         5.9   Counterparts. This Agreement may be executed in any number of
               ------------
counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

         5.10   Non-assignability of Certain Rights. Notwithstanding the sale by
                -----------------------------------
any Stockholder of any or all of such Stockholder's shares of Company stock, the rights set forth in Section 3 and Section 4 shall not be assignable or
                    ---------     ---------
transferrable.


                  [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed by a duly authorized officer thereof on the date first above written.

                                        ALTIRIS, INC.



                                        By:/s/ Gregory S. Butterfield
                                           -------------------------------------
                                        Name:  Gregory S. Butterfield
                                        Title: President and Chief Executive
                                               Officer


                           [INVESTOR RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed by a duly authorized officer thereof on the date first above written.

                                        COMPAQ COMPUTER CORPORATION



                                        By:/s/ Charles Alfoldy
                                           -------------------------------------
                                        Name:  Charles Alfoldy
                                        Title: Director, Customer Services


                           [INVESTOR RIGHTS AGREEMENT]

                                    EXHIBIT A
                                    ---------

                            SCHEDULE OF STOCKHOLDERS

--------------------------------------------------------------------------------

                Stockholder                     Restricted Securities
--------------------------------------------------------------------------------
Compaq Computer Corporation           400,000 Shares of Company Common Stock
--------------------------------------------------------------------------------

                                    EXHIBIT B
                                    ---------

                     SCHEDULE OF REGISTRATION RIGHTS HOLDERS

--------------------------------------------------------------------------------
                                         Registrable Securities and Securities
    Registration Rights Holder          Convertible into Registrable Securities
--------------------------------------------------------------------------------
Compaq Computer Corporation              400,000 Shares of Company Common Stock
--------------------------------------------------------------------------------

                                    EXHIBIT C
                                    ---------

                     SCHEDULE OF INFORMATION RIGHTS HOLDERS

Compaq Computer Corporation

                                    EXHIBIT D
                                    ---------

                    SCHEDULE OF BOARD OBSERVER RIGHTS HOLDERS

Compaq Computer Corporation